Exhibit 99.2

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Laser Placements:
Good Reimb
Moderate Reimb
Weak Reimb
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
CANADA
ONTARIO
QUÉBEC
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
N. DAK.
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
IOWA
NEBRASKA
NEVADA
UTAH
CALIFORNIA
COLORADO
KANSAS
ILLINOIS
INDIANA
MO.
UNITED STATES
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
MISS.
ALABAMA
GEORGIA
TENNESSEE
KY.
NORTH CAROLINA
S.C.
VA.
W. VA.
PA.
NEW YORK
VT.
N.H.
MAINE
Montréal
Ottawa
Toronto
Lake Superior
Lake Michigan
Lake Huron
L. Ontario
Chicago
Philadelphia
New York
Washington
Los Angeles
San Diego
Phoenix
Dallas
San Antonio
Houston
Monterrey
MEXICO
Guadalajara
Gulf of Mexico
Havana
CUBA
Nassau
THE BAHAMAS
Straits of Florida
Atlantic Ocean
Pacific Ocean
Caribbean Sea

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PhotoMedex, Inc.

Investor Quarterly Call

For the quarter ended
March 31, 2006

[LOGO OF PHOTOMEDEX, INC.]

“Safe Harbor”

This presentation contains forward-looking statements that involve risks and uncertainties.  In such instances, the actual results could differ materially as a result of a variety of factors including failure to obtain regulatory approvals which could have material adverse effects on the Company’s business, competition developments which could hinder the company’s ability to compete effectively and other risk factors listed from time to time in the Company’s reports to the Securities and Exchange Commission.

Financial History & 2006 Estimate

[CHART APPEARS HERE]

	2000	2001	2002	2003	2004	2005	2006 est.

Revenues	$969	$4,730	$3,274	$14,319	$17,745	$28,385	$36,000

Adjusted Net	$(10,803)	$(10,660)	$(6,744)	$(4,889)	$(2,654)	$(132)	$1,000

Non-Cash Chgs	$(2,589)	$(5,231)	$(2,328)	$(2,554)	$(2,330)	$(3,804)	$(6,400)

Net	$(13,392)	$(15,891)	$(9,072)	$(7,443)	$(4,984)	$(3,936)	$(5,400)

 [GRAPHIC APPEARS HERE]

Average Treatments per Day

First Quarter 2006 XTRAC Analysis

	Avg. Tx/day	Range

Top Five Accounts	7.53	6.39 to 9.37

Top 25 Accounts	4.07	2.47 to 9.37

New York Metro*	2.34	.48 to 6.02

Ohio*	1.35	.48 to 3.59

MD/VA*	3.3	.97 to 9.37

Michigan*	1.96	.48 to 5.82

Georgia*	1.62	.48 to 4.12

*	Active accounts only

Domestic XTRAC Reimbursement Status

	Units	Q1 2006	Q4 2005	Growth %	Q1 2005	Growth %

Total Domestic XTRAC Revenue	254	$1,221	$1,021	20%	$750	63%
Positive Reimbursement States	175	$1,003	$818	23%	$536	87%
NY Metro
- Total Sales	30	$208	$184	13%	$103	102%
- Same Store (Q3’05 Base)	27	$198	$176	13%
Ohio
- Total Sales	20	$114	$75	52%	$29	293%
- Same Store (Q3’05 Base)	11	$55	$60	-8%
Md/Va Metro
- Total Sales	20	$153	$100	53%	$117	31%
- Same Store (Q3’05 Base)	15	$120	$100	20%
Michigan
- Total Sales	16	$92	$105	-12%	$19	384%
- Same Store (Q3’05 Base)	13	$71	$99	-28%
Georgia
- Total Sales	10	$58	$21	176%	$16	263%
- Same Store (Q3’05 Base)	8	$46	$21	119%
All other positive reimbursement
- Total Sales	79	$378	$333	14%	$252	50%
- Same Store (Q3’05 Base)	63	$269	$273	-1%
All other states (units) -	IN (9), AL (8), MO (8), WA (8), WI (7), IA (7), KY (6), PA (5), ID (4), CT (3), NJ (3), NV (2), OR (3), UT (2)

Negative Reimbursement States	79	$218	$203	7%	$214	2%
Florida
- Total Sales	23	$74	$48	54%	$62	19%
- Same Store (Q3’05 Base)	19	$55	$42	31%
Illinois
- Total Sales	14	$48	$52	-8%	$50	-4%
- Same Store (Q3’05 Base)	12	$42	$46	-9%
California
- Total Sales	9	$25	$17	47%	$25	0%
- Same Store (Q3’05 Base)	8	$18	$11	64%
Texas
- Total Sales	6	$22	$24	-8%	$27	-19%
- Same Store (Q3’05 Base)	6	$22	$24	-8%
All other positive reimbursement
- Total Sales	27	$49	$62	-21%	$51	-4%
- Same Store (Q3’05 Base)	24	$29	$56	-48%
All other states (units) -	NC (6), MA (4), W.NY (4), LA (3), TN (3), MS (2), AZ (2), SC (2), DE (1)

XTRAC Positive Reimbursement & Revenue Growth & Same-Store-Sales (sss)

	NY total	NY sss	OH total	OH sss	BW/V Total	BW/V sss	MI total	MI sss	Ga total	Ga sss	Other total	Other sss

1Q05 Procedure Revenue	$103		$29		$117		$19		$16		$252

4Q05 Procedure Revenue	$184	$176	$75	$60	$100	$100	$105	$99	$21	$21	$333	$273

1Q06 Procedure Revenue	$208	$198	$114	$55	$153	$120	$92	$71	$58	$46	$378	$269

                    Base line for Same-Store-Sales (sss) is 3Q05 installed base

XTRAC Negative Reimb & Revenue Growth & Same-Store-Sales

	FL total	FL sss	IL total	IL sss	CA total	CA sss	TX total	TX sss	Other total	Other sss

1Q05 Revenue	62		50		25		27		51

4Q05 Revenue	48	42	52	46	17	11	24	24	62	56

1Q06 Revenue	74	55	48	42	25	18	22	22	49	29

First Quarter Comparative Analysis

For the period ending March 31, 2006

Domestic XTRAC Installed Base:

	NY	OH	BW/Va	MI	GA	All Other Green States	All Other Red States	Total

Q3 XTRAC Laser Systems	27	11	15	13	8	63	69	206

Q4 XTRAC Laser Systems	28	13	15	14	8	73	73	224

Q1 XTRAC Laser Systems	30	20	20	16	10	79	79	254

TOTAL REVENUE GROWTH Q1
Revenues Q4	184,060	74,950	99,825	105,150	20,700	333,300	203,407	1,021,392
Revenues Q1	208,395	113,850	152,765	91,743	58,000	378,660	217,900	1,221,313

Growth %	13.2%	51.9%	53.0%	-12.8%	180.2%	13.6%	7.1%	19.6%

Q3 XTRAC laser systems - Same Store Analysis
(Compare Performance of Q3 laser units in Q4 & Q1)
Revenue in Q4	$175,860	$60,300	$99,825	$20,700	$99,100	$272,800	$178,807	$907,392
Revenue in Q1	$198,045	$54,500	$119,565	$45,900	$71,243	$268,760	$165,950	$923,963

Percent Change	12.6%	-9.6%	19.8%	121.7%	-28.1%	-1.5%	-7.2%	1.8%

Revenue for Q4 + Q1 New Placements:

Revenue in Q4	$8,200	$14,650	$—	$6,050	$—	$60,500	$24,600	$114,000

Revenue in Q1	$10,350	$59,350	$33,200	$20,500	$12,100	$109,900	$51,950	$297,350